MONTHLY SERVICER'S CERTIFICATE
                                                   CARMAX AUTO SUPERSTORES, INC.

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                                                     CARMAX AUTO OWNER TRUST
                                                          SERIES 2003-1
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 Collection Period                                                                                                 09/01/03-09/30/03
 Determination Date                                                                                                        10/9/2003
 Distribution Date                                                                                                        10/15/2003


 Pool Balance
 ------------

    1 . Pool Balance on the close of the last day of the preceding
        Collection Period                                                                                  $          435,916,014.72

    2 . Collections allocable to Principal                                                                 $           15,066,215.99

    3 . Purchase Amount allocable to Principal                                                             $                    0.00

    4 . Defaulted Receivables                                                                              $              186,655.03

                                                                                                                --------------------
    5 . Pool Balance on the close of the last day of the Collection Period                                 $          420,663,143.70
        (Ln1 - Ln2 - Ln3 - Ln4)

    6 . Initial Pool Balance                                                                               $          506,963,081.52

                                                                                        Beginning                       End
    7 . Note Balances                                                                   of Period                    of Period
                                                                      --------------------------------------------------------------

        a. Class A-1 Note Balance                                     $                32,414,274.50    $              17,390,196.54
        b. Class A-2 Note Balance                                     $               124,000,000.00    $             124,000,000.00
        c. Class A-3 Note Balance                                     $               119,000,000.00    $             119,000,000.00
        d. Class A-4 Note Balance                                     $                98,196,000.00    $              98,196,000.00
        e. Class B Note Balance                                       $                40,558,000.00    $              40,558,000.00
        f. Class C Note Balance                                       $                15,209,000.00    $              15,209,000.00
                                                                                      ---------------           --------------------
        g. Note Balance (sum a - f)                                   $               429,377,274.50    $             414,353,196.54

    8 . Pool Factors

        a. Class A-1 Note Pool Factor                                                      0.2946752                       0.1580927
        b. Class A-2 Note Pool Factor                                                      1.0000000                       1.0000000
        c. Class A-3 Note Pool Factor                                                      1.0000000                       1.0000000
        d. Class A-4 Note Pool Factor                                                      1.0000000                       1.0000000
        e. Class B Note Pool Factor                                                        1.0000000                       1.0000000
        f. Class C Note Pool Factor                                                        1.0000000                       1.0000000
                                                                                      ---------------           --------------------
        g. Note Pool Factor                                                                0.8469598                       0.8173243

    9 . Overcollateralization Target Amount                                                                $            6,309,947.16

   10 . Current overcollateralization amount (Pool Balance - Note Balance)                                 $            6,309,947.16

   11 . Weighted Average Coupon                                                                            %                   8.68%

   12 . Weighted Average Original Term                                                                   months                60.32

   13 . Weighted Average Remaining Term                                                                  months                50.57

 Collections
 -----------

   14 . Finance Charges:

        a. Collections allocable to Finance Charge                                                         $            3,158,254.94
        b. Liquidation Proceeds allocable to Finance Charge                                                $                    0.28
        c. Purchase Amount allocable to Finance Charge                                                     $                    0.00
                                                                                                                --------------------
        d. Available Finance Charge Collections (sum a - c)                                                $            3,158,255.22

   15 . Principal:
        a. Collections allocable to Principal                                                              $           15,066,215.99
        b. Liquidation Proceeds allocable to Principal                                                     $               14,400.67
        c. Purchase Amount allocable to Principal                                                          $                    0.00
                                                                                                                --------------------
        d. Available Principal Collections (sum a - c)                                                     $           15,080,616.66

   16 . Total Finance Charge and Principal Collections (14d + 15d)                                         $           18,238,871.88

   17 . Interest Income from Collection Account                                                            $                7,557.49

   18 . Simple Interest Advances                                                                           $                    0.00

                                                                                                                --------------------
   19 . Available Collections (Ln16 + Ln17 + Ln18)                                                         $           18,246,429.37

 Required Payment Amount
 -----------------------

   20 . Total Servicing Fee
        a. Monthly Servicing Fee                                                                           $              363,263.35
        b. Amount Unpaid from Prior Months                                                                 $                    0.00
        c. Amount Paid                                                                                     $              363,263.35
                                                                                                                --------------------
        d. Shortfall Amount (a + b - c)                                                                    $                    0.00

   21 . Class A Noteholder Interest Amounts
        a. Class A-1 Monthly Interest                                                                      $               33,494.75
        b. Additional Note Interest related to Class A-1 Monthly Interest                                  $                    0.00
        c. Interest Due on Additional Note Interest related to Class A-1 Monthly Interest                  $                    0.00
                                                                                                                --------------------
        d. Total Class A-1 Note Interest (sum a - c)                                                       $               33,494.75

        e. Class A-2 Monthly Interest                                                                      $              127,100.00
        f. Additional Note Interest related to Class A-2 Monthly Interest                                  $                    0.00
        g. Interest Due on Additional Note Interest related to Class A-2 Monthly Interest                  $                    0.00
                                                                                                                --------------------
        h. Total Class A-2 Note Interest (sum e-g)                                                         $              127,100.00

        i. Class A-3 Monthly Interest                                                                      $              159,658.33
        j. Additional Note Interest related to Class A-3 Monthly Interest                                  $                    0.00
        k. Interest Due on Additional Note Interest related to Class A-3 Monthly Interest                  $                    0.00
                                                                                                                --------------------
        l. Total Class A-3 Note Interest (sum i-k)                                                         $              159,658.33

        m. Class A-4 Monthly Interest                                                                      $              176,752.80
        n. Additional Note Interest related to Class A-4 Monthly Interest                                  $                    0.00
        o. Interest Due on Additional Note Interest related to Class A-4 Monthly Interest                  $                    0.00
                                                                                                                --------------------
        p. Total Class A-4 Note Interest (sum m-o)                                                         $              176,752.80

   22 . Priority Principal Distributable Amount                                                            $                    0.00

   23 . Class B and Class C Noteholder Interest Amounts
        a. Class B Monthly Interest                                                                        $               69,962.55
        b. Additional Note Interest related to Class B Monthly Interest                                    $                    0.00
        c. Interest Due on Additional Note Interest related to Class B Monthly Interest                    $                    0.00
                                                                                                                --------------------
        d. Total Class B Note Interest (sum a-c)                                                           $               69,962.55

        e. Class C Monthly Interest                                                                        $               40,430.59
        f. Additional Note Interest related to Class C Monthly Interest                                    $                    0.00
        g. Interest Due on Additional Note Interest related to Class C Monthly Interest                    $                    0.00
                                                                                                                --------------------
        h. Total Class C Note Interest (sum e-g)                                                           $               40,430.59

   24 . Required Payment Amount (Sum: Ln 20 - Ln 23)                                                       $              970,662.37

   25 . Regular Principal Distributable Amount                                                             $           15,024,077.96
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   26 . Unreimbursed Servicer Advances                                                                     $                    0.00

 Available Funds
 ---------------

   27 . Available Collections                                                                              $           18,246,429.37

   28 . Reserve Account Draw Amount                                                                        $                    0.00
                                                                                                                --------------------

   29 . Available Funds                                                                                    $           18,246,429.37

 Collection Account Activity
 ---------------------------

   30 . Deposits
        a. Total Daily Deposits of Finance Charge Collections                                              $            3,158,255.22
        b. Total Daily Deposits of Principal Collections                                                   $           15,080,616.66
        c. Withdrawal from Reserve Account                                                                 $                    0.00
        d. Interest Income                                                                                 $                7,557.49
                                                                                                                --------------------
        e. Total Deposits to Collection Account (sum a - d)                                                $           18,246,429.37

   31 . Withdrawals
        a. Servicing Fee and Unreimbursed Servicer Advances                                                $              363,263.35
        b. Deposit to Note Payment Account for Monthly Note Interest/Principal                             $           15,631,476.98
        c  Deposit to Reserve Account                                                                      $                    0.00
        d  Excess Funds (Deposit to Certificate Payment Account for payment to Certificateholder)          $            2,251,689.05
                                                                                                                --------------------
        e  Total Withdrawals from Collection Account(sum a - d)                                            $           18,246,429.37

 Note Payment Account Activity
 -----------------------------

   32 . Deposits
        a. Class A-1 Interest Distribution                                                                 $               33,494.75
        b. Class A-2 Interest Distribution                                                                 $              127,100.00
        c. Class A-3 Interest Distribution                                                                 $              159,658.33
        d. Class A-4 Interest Distribution                                                                 $              176,752.80
        e. Class B Interest Distribution                                                                   $               69,962.55
        f. Class C Interest Distribution                                                                   $               40,430.59

        g. Class A-1 Principal Distribution                                                                $           15,024,077.96
        h. Class A-2 Principal Distribution                                                                $                    0.00
        I. Class A-3 Principal Distribution                                                                $                    0.00
        j. Class A-4 Principal Distribution                                                                $                    0.00
        k. Class B Principal Distribution                                                                  $                    0.00
        l. Class C Principal Distribution                                                                  $                    0.00
                                                                                                                --------------------

        m. Total Deposits to Note Payment Account (sum a - l)                                              $           15,631,476.98

   33 . Withdrawals
        a. Class A-1 Distribution                                                                          $           15,057,572.71
        b. Class A-2 Distribution                                                                          $              127,100.00
        c. Class A-3 Distribution                                                                          $              159,658.33
        d. Class A-4 Distribution                                                                          $              176,752.80
        e. Class B Distribution                                                                            $               69,962.55
        f. Class C Distribution                                                                            $               40,430.59
                                                                                                                --------------------
        g. Total Withdrawals from Note Payment Account (sum a - f)                                         $           15,631,476.98

 Certificate Payment Account Activity
 ------------------------------------

   34 . Deposits
        a. Excess Funds                                                                                    $            2,251,689.05
        b. Reserve Account surplus                                                                         $                1,214.10
                                                                                                                --------------------
        c  Total Deposits to Certificate Payment Account (sum a - b)                                       $            2,252,903.15

   35 . Withdrawals
        a. Certificateholder Distribution                                                                  $            2,252,903.15
                                                                                                                --------------------
        b. Total Withdrawals from Certificate Payment Account                                              $            2,252,903.15
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 Required Reserve Account Amount
 -------------------------------

   36 . Lesser of: (a or b)
        a.  $2,534,815.41                                                                                  $            2,534,815.41
        b.  Note Balance                                                                                   $          414,353,196.54

   37 . Required Reserve Account Amount                                                                    $            2,534,815.41


 Reserve Account Reconciliation
 ------------------------------

   38 . Beginning Balance (as of Preceding Distribution Date)                                              $            2,534,815.41
   39 . Investment Earnings                                                                                $                1,214.10
   40 . Reserve Account Draw Amount                                                                        $                    0.00
                                                                                                                --------------------
   41 . Reserve Account Amount (Ln 38 + Ln39 - Ln40)                                                       $            2,536,029.51
   42 . Deposit from Excess Available Funds                                                                $                    0.00
   43 . Payment to Seller if Reserve Account Balance exceeds Required Reserve Amount                       $                1,214.10
   44 . Ending Balance (Ln41 + Ln42 - Ln43)                                                                $            2,534,815.41
   45 . Reserve Account Deficiency (Ln37 - Ln44)                                                           $                    0.00

 Instructions to the Trustee
 ---------------------------

   46 . Amount to be deposited from the Reserve Account into the Collection Account                        $                    0.00
   47 . Amount to be paid to Servicer from the Collection Account                                          $              363,263.35
   48 . Amount to be deposited from the Collection Account into the Note Payment Account                   $           15,631,476.98
   49 . Amount to be deposited from the Collection Account into the Certificate Payment Account            $            2,251,689.05
   50 . Amount to be deposited from the Collection Account into the Reserve Account                        $                    0.00
   51 . Amount to be deposited from the Reserve Account into the Certificate Payment Account for
        payment to the Certificateholder if Reserve Account Balance exceeds Required Reserve Amount        $                1,214.10
   52 . Amount to be paid to Class A-1 Noteholders from the Note Payment Account                           $           15,057,572.71
   53 . Amount to be paid to Class A-2 Noteholders from the Note Payment Account                           $              127,100.00
   54 . Amount to be paid to Class A-3 Noteholders from the Note Payment Account                           $              159,658.33
   55 . Amount to be paid to Class A-4 Noteholders from the Note Payment Account                           $              176,752.80
   56 . Amount to be paid to Class B Noteholders from the Note Payment Account                             $               69,962.55
   57 . Amount to be paid to Class C Noteholders from the Note Payment Account                             $               40,430.59
   58 . Amount to be paid to Certificateholders from the Certificate Payment Account with respect to
        Excess Funds and Reserve Account surplus                                                           $            2,252,903.15

 Net Loss and Delinquency Activity
 ---------------------------------

   59 . Net Losses with respect to preceding Collection Period                                             $              172,254.08

   60 . Cumulative Net Losses                                                                              $              548,788.49

   61 . Cumulative Net Loss Percentage                                                                                0.1083%

   62 . Delinquency Analysis                                                            Number of                    Principal
                                                                                          Loans                       Balance
                                                                      --------------------------------------------------------------

        a. 31 to 60 days past due                                                          319             $            2,541,996.86
        b. 61 to 90 days past due                                                           90             $              577,107.56
        c. 91 or more days past due                                                         40             $              354,126.94
                                                                      --------------------------------------------------------------
        d. Total (sum a - c)                                                               449                          3,473,231.36
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 IN WITNESS WHEREOF, the undersigned has duly executed this certificate on
October 09, 2003.

 CARMAX AUTO SUPERSTORES, INC.
 =====================================================================
 As Servicer

 By:                          /s/ Keith D. Browning
           -----------------------------------------------------------

 Name:                          Keith D. Browning
           -----------------------------------------------------------

 Title:       Executive Vice President and Chief Financial Officer
           -----------------------------------------------------------